Section 2: EX-99 (CENTRAL VALLEY COMMUNITY BANCORP PRESS RELEASE)

Central Valley Community Bancorp Reports Earnings Results for the Six Months and Quarter Ended June 30, 2011

FRESNO, CA -- (Marketwire - July 20, 2011) - The Board of Directors of Central Valley Community Bancorp (Company) (NASDAQ: CVCY), the parent company of Central Valley Community Bank (Bank), reported today unaudited consolidated net income of $3,361,000, and diluted earnings per common share of $0.33 for the six months ended June 30, 2011, compared to $1,796,000 and $0.17 per diluted common share for the six months ended June 30, 2010. While net interest income before provision for credit losses for the period decreased compared to the corresponding period in 2010, net income increased primarily as a result of lower provision for credit losses and an increase in non-interest income.

During the first two quarters of 2011, the Company's total assets increased 1.97% while total liabilities increased 1.31% and shareholders' equity increased 6.62% compared to December 31, 2010. Annualized return on average equity (ROE) for the six months ended June 30, 2011 was 6.67%, compared to 3.80% for the same period in 2010. The increase in ROE reflects an increase in net income, notwithstanding an increase in capital from an increase in other comprehensive income, and an increase in retained earnings. Annualized return on average assets (ROA) was 0.87% for the first six months of 2011, compared to 0.48% for the same period in 2010. The ROA increase is due to an increase in net income, notwithstanding an increase in average assets.

During the six months ended June 30, 2011, the Company recorded a provision for credit losses of $350,000, compared to $1,600,000 for the same period in 2010. During six months ended June 30, 2011, the Company recorded $330,000 in net loan charge-offs, compared to $332,000 for the same period in 2010. The annualized net charge-off ratio, which reflects net charge-offs to average loans was 0.15% for the six months ended June 30, 2011, and 2010. The Company also recorded OREO related expenses of $2,000 during the first two quarters of 2011 compared to $441,000 for the same period in 2010. As of June 30, 2011, the Company had no OREO balance.

At June 30, 2011, the allowance for credit losses stood at $11,035,000, compared to $11,014,000 at December 31, 2010, a net increase of $21,000. The allowance for credit losses as a percentage of total loans was 2.53% at June 30, 2011, and 2.55% at December 31, 2010. The Company believes the allowance for credit losses is adequate to provide for probable losses inherent within the loan portfolio at June 30, 2011.

Total non-performing assets were $14,959,000, or 1.89% of total assets, as of June 30, 2011 compared to $19,984,000 or 2.57% of total assets as of December 31, 2010. Total non-performing assets as of March 31, 2011 were of $15,846,000 or 2.07% of total assets.

The following provides a reconciliation of the change in non-accrual loans for the first two quarters of 2011.

                                           Trans-
                                          fers to
                          Addi-            Fore-
                          tions            closed  Returns
                Balances to Non-          Collat-     to            Balances
(Dollars in     December accrual Net Pay   eral -  Accrual  Charge  June 30,
 thousands)     31, 2010  Loans   Downs     OREO    Status   Offs     2011
----------------------------------------------------------------------------
Non-accrual
 loans:
  Commercial
   and
   industrial   $    377 $   390 $   (59) $   (95) $     -  $ (156) $    457
  Real estate      1,407     297    (735)       -     (195)    (26)      748
  Real estate
   construction
   and
  other land
   loans           5,634       -    (193)       -        -       -     5,441
  Equity loans
   and lines of
   credit            488     248    (216)       -        -       -       520
Restructured
 loans
(non-accruing):
  Commercial
   and
   industrial      1,978       -    (257)       -     (850)      -       871
  Real estate      4,198       -  (1,495)       -        -       -     2,703
  Real estate
   construction
   and
  other land
   loans           4,479       -    (260)       -        -       -     4,219
Consumer              -       82      -        -        -     (82)        -
                -------- ------- -------  -------  -------  ------  --------
  Total non-
   accrual      $ 18,561 $ 1,017 $(3,215) $   (95) $(1,045) $ (264) $ 14,959
                ======== ======= =======  =======  =======  ======  ========

The following provides a summary of the change in the OREO balance for the six months ended June 30, 2011:

                                                         Six Months Ended
(Dollars in thousands)                                    June 30, 2011
---------------------------------------------------------------------------
Balance, December 31, 2010                            $               1,325
Additions                                                               257
Dispositions                                                         (2,115)
Write-downs                                                               -
Net gain (loss) on disposition                                          533
                                                      ---------------------
Balance, June 30, 2011                                $                   -
                                                      ---------------------

The Company's annualized net interest margin (fully tax equivalent basis) was 4.69% for the six months ended June 30, 2011, compared to 5.02% for the same period in 2010. The 2011 net interest margin decrease in the period-to-period comparison resulted primarily from a decrease in the yield on the Company's investment portfolio partially offset by a decrease in the Company's cost of funds. For the six months ended June 30, 2011, the effective yield on total earning assets decreased 57 basis points to 5.15% compared to 5.72% for the same period in 2010, while the cost of total interest-bearing liabilities decreased 28 basis points to 0.65% compared to 0.93% for the same period in 2010. The Company's average investment securities, including interest-earning deposits in other banks and Federal funds sold, increased while the effective yield on average investment securities decreased to 3.48% for the six months ended June 30, 2011 compared to 4.74% for the same period in 2010. The Company's average loans decreased while the effective yield on average loans increased to 6.35% from 6.31% over the same periods. The decrease in yield in the Company's investment securities during the first six months of 2011 resulted primarily from the purchase of lower yielding investment securities along with an increase in average balances in interest bearing deposits in other banks. The cost of total deposits decreased 21 basis points to 0.44% for the six months ended June 30, 2011 compared to 0.65% for the same period in 2010. Net interest income for the six months ended June 30, 2011 was $15,392,000, compared to $15,916,000 for the same period in 2010, a decrease of $524,000 or 3.29%. Net interest income decreased as a result of these yield changes offset by an increase in average earning assets and interest-bearing liabilities.

Total average assets for the six months ended June 30, 2011 were $775,625,000, compared to $750,038,000 for the same period in 2010, an increase of $25,587,000 or 3.41%. Total average loans were $429,737,000 for the first two quarters of 2011, compared to $454,930,000 for the same period in 2010, representing a decrease of $25,193,000 or 5.54%. Total average investments, including deposits in other banks and Federal funds sold, increased to $275,623,000 for the six months ended June 30, 2011 from $224,383,000 for the same period in 2010, representing an increase of $51,240,000 or 22.84%. Total average deposits increased $26,489,000 or 4.21% to $655,271,000 for the six months ended June 30, 2011, compared to $628,782,000 for the same period in 2010. Average interest-bearing deposits increased $1,655,000, or 0.34% and average non-interest bearing demand deposits increased $24,834,000 or 16.94% for the six months ended June 30, 2011 compared to the same period in 2010. The Company's ratio of average non-interest bearing deposits to total deposits was 26.17% for the six months ended June 30, 2011 compared to 23.32% for the same period in 2010.

Non-interest income for the six months ended June 30, 2011 increased $1,264,000, or 60.74% to $3,345,000, compared to $2,081,000 for the same period in 2010, mainly due to an increase in recovery of other real estate owned of $528,000, a $142,000 gain related to the final distribution of the Service 1st escrow account, an $85,000 gain related to the collection of life insurance proceeds, and a decrease in other than temporary impairment charges of $669,000.

Non-interest expense for the six months ended June 30, 2011 decreased $126,000, or 0.88% to $14,220,000 compared to $14,346,000 for the same period in 2010, primarily due to decreases in OREO expenses of $439,000, legal fees of $113,000, and regulatory assessments of $123,000, partially offset by increases in salaries and employees benefits of $492,000.

The Company recorded a provision for income taxes of $806,000 for the six months ended June 30, 2011, compared to $255,000 for the same period in 2010. The effective tax rate for the first six months of 2011 was 19.34% compared to 12.43% for the same period in 2010. The increase in the effective tax rate is primarily due to an increase in taxable income and a decrease in permanent tax differences as a percentage of taxable income.

Quarter Ended June 30, 2011
For the quarter ended June 30, 2011, the Company reported unaudited consolidated net income of $1,773,000 and diluted earnings per common share of $0.18, compared to $504,000 and $0.04 per diluted share, for the same period in 2010, and $1,588,000 and $0.16 per diluted share, for the quarter ended March 31, 2011. The increase in net income during the second quarter of 2011 compared to the same period in 2010 is primarily due to decreases in the provision for credit losses and increases in non-interest income partially offset by decreases in net interest income.

Annualized return on average equity for the second quarter of 2011 was 6.92%, compared to 2.11% for the same period of 2010. This increase is reflective of an increase in net income partially offset by an increase in capital. Annualized return on average assets was 0.91% for the second quarter of 2011 compared to 0.27% for the same period in 2010. This increase is due to an increase in net income partially offset by an increase in average assets.

In comparing the second quarter of 2011 to the second quarter of 2010, average total loans decreased $21,867,000, or 4.97%. During the second quarter of 2011, the Company recorded a $250,000 provision for credit losses, compared to $1,000,000 for the same period in 2010. During the second quarter of 2011, the Company recorded $235,000 in net loan charge-offs compared to $127,000 for the same period in 2010. The net charge-off ratio, which reflects annualized net charge-offs to average loans, was 0.22% for the quarter ended June 30, 2011 compared to 0.11% for the quarter ended June 30, 2010.

The following provides a reconciliation of the change in non-accrual loans for the quarter ended June 30, 2011.

                                           Trans-
                                           fers to
                          Addi-             Fore-
                          tions            closed   Returns
                Balances to Non-           Collat-    to            Balances
(Dollars in       March  accrual Net Pay   eral -   Accrual Charge  June 30,
 thousands)     31, 2011  Loans   Downs     OREO    Status   Offs     2011
----------------------------------------------------------------------------
Non-accrual
 loans:
  Commercial
   and
   industrial   $    481 $     - $   (24) $      - $      - $    -  $    457
  Real estate        763       -     (15)        -        -      -       748
  Real estate
   construction
   and
  other land
   loans           5,533       -     (92)        -        -      -     5,441
  Equity loans
   and lines of
   credit            522       -      (2)        -        -      -       520
Restructured
 loans
(non-accruing):
  Commercial
   and
   industrial        922       -     (51)        -        -      -       871
  Real estate      2,874       -    (171)        -        -      -     2,703
  Real estate
   construction
   and
  other land
   loans           4,412       -    (193)        -        -      -     4,219
Consumer              82       -       -         -        -    (82)        -
                -------- ------- -------  -------- -------- ------  --------
  Total non-
   accrual      $ 15,589 $     - $  (548) $      - $      - $  (82) $ 14,959
                ======== ======= =======  ======== ======== ======  ========

The following provides a summary of the change in the OREO balance for the quarter ended June 30, 2011:

                                                        Three Months Ended
(Dollars in thousands)                                    June 30, 2011
---------------------------------------------------------------------------
Balance, March 31, 2011                               $                 257
Additions                                                                 -
Dispositions                                                           (245)
Write-downs                                                               -
Net gain (loss) on disposition                                          (12)
                                                      ---------------------
Balance, June 30, 2011                                $                   -
                                                      ---------------------

Average total deposits for the second quarter of 2011 increased $40,817,000 or 6.58% to $661,041,000 compared to $620,224,000 for the same period of 2010.

The Company's net interest margin (fully tax equivalent basis) decreased 35 basis points to 4.71% for the three months ended June 30, 2011, from 5.06% for the three months ended June 30, 2010. Net interest income, before provision for credit losses, decreased $136,000 or 1.72% to $7,794,000 for the second quarter of 2011, compared to $7,930,000 for the same period in 2010. The decreases in net interest margin and in net interest income are primarily due to a decrease in the yield of interest-earning assets and a decrease in average loan balances. Over the same periods, the cost of total deposits decreased 21 basis points to 0.43% compared to 0.64% in 2010.

Non-interest income increased $850,000 or 113.79% to $1,597,000 for the second quarter of 2011 compared to $747,000 for the same period in 2010, primarily due to a decrease in other than temporary impairment charges of $700,000. The second quarter of 2011 non-interest income also included a $142,000 gain related to the final distribution of the Service 1st escrow account and an $85,000 gain related to the collection of life insurance proceeds. Non-interest expense decreased $75,000 or 1.05% for the same periods mainly due to decreases in regulatory assessments and other real estate owned expenses, partially offset by increases in salary and employee benefits.

"We continue to be hopeful that the economy is shifting in a more positive direction; however, in spite of some seasonal loan growth in the current quarter over first quarter 2011, proof of a strong economic recovery in California's Central Valley has yet to be seen. Our team is encouraged that the bank showed a positive increase in earnings for both the current quarter and the first six months of 2011," stated Daniel J. Doyle, president and CEO for Central Valley Community Bancorp and Central Valley Community Bank.

"The continuation of our positive improvement in asset quality, moderate write down of loans, and no OREO has allowed us to reduce the provision for future loan loss. While reduced credit costs have helped to improve earnings, and in spite of strong core deposit growth and lower cost of funds; the low interest rate for investment securities and a soft loan demand continue to mute the overall net income for the near term," concluded Doyle.

Central Valley Community Bancorp trades on the NASDAQ stock exchange under the symbol CVCY. Central Valley Community Bank, headquartered in Fresno, California, was founded in 1979 and is the sole subsidiary of Central Valley Community Bancorp. Central Valley Community Bank currently operates 17 full service offices in Clovis, Fresno, Kerman, Lodi, Madera, Oakhurst, Prather, Merced, Sacramento, Stockton, Tracy, and Modesto, California. Additionally, the Bank operates Commercial Real Estate Lending, SBA Lending and Agribusiness Lending Departments. Investment services are provided by Investment Centers of America and insurance services are offered through Central Valley Community Insurance Services LLC. Members of Central Valley Community Bancorp's and the Bank's Board of Directors are: Daniel N. Cunningham (Chairman), Sidney B. Cox, Edwin S. Darden, Jr., Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers (Director Emeritus), William S. Smittcamp, and Joseph B. Weirick.

More information about Central Valley Community Bancorp and Central Valley Community Bank can be found at www.cvcb.com.

Forward-looking Statements- Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company's current business strategy and the Company's plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest margin, and the quality of the Company's earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

                      CENTRAL VALLEY COMMUNITY BANCORP
                         CONSOLIDATED BALANCE SHEETS

                                                 June 30,      December 31,
                                              ------------------------------
(In thousands, except share amounts)               2011            2010
----------------------------------------------------------------------------
                                                (Unaudited)
ASSETS
Cash and due from banks                       $       19,291  $       11,357
Interest-earning deposits in other banks              74,047          89,042
Federal funds sold                                       531             600
                                              --------------  --------------
    Total cash and cash equivalents                   93,869         100,999
Available-for-sale investment securities
 (Amortized cost of $207,466 at June 30, 2011
 and $189,682 at December 31, 2010)                  213,129         191,325
Loans, less allowance for credit losses of
 $11,035 at June 30, 2011 and $11,014 at
 December 31, 2010                                   425,305         420,583
Bank premises and equipment, net                       5,845           5,843
Other real estate owned                                    -           1,325
Bank owned life insurance                             11,466          11,390
Federal Home Loan Bank stock                           2,920           3,050
Goodwill                                              23,577          23,577
Core deposit intangibles                                 990           1,198
Accrued interest receivable and other assets          15,828          18,304
                                              --------------  --------------
      Total assets                            $      792,929  $      777,594
                                              ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Non-interest bearing                        $      171,782  $      173,867
  Interest bearing                                   497,115         476,628
                                              --------------  --------------
    Total deposits                                   668,897         650,495
Short-term borrowings                                      -          10,000
Long-term debt                                         4,000           4,000
Junior subordinated deferrable interest
 debentures                                            5,155           5,155
Accrued interest payable and other
 liabilities                                          11,035          10,553
                                              --------------  --------------
    Total liabilities                                689,087         680,203
                                              --------------  --------------
Commitments and contingencies
Shareholders' equity:
  Preferred stock, no par value, $1,000 per
   share liquidation preference; 10,000,000
   shares authorized;
  Series A, no par value, 7,000 shares issued
   and outstanding                                     6,887           6,864
  Common stock, no par value; 80,000,000
   authorized; issued and outstanding
   9,288,954 at June 30, 2011 and 9,109,154
   at December 31, 2010                               39,328          38,428
  Non-voting common stock, 1,000,000
   authorized; issued and outstanding 258,862
   at June 30, 2011 and December 31, 2010              1,317           1,317
  Retained earnings                                   52,978          49,815
  Accumulated other comprehensive income, net
   of tax                                              3,332             967
                                              --------------  --------------
    Total shareholders' equity                       103,842          97,391
                                              --------------  --------------
      Total liabilities and shareholders'
       equity                                 $      792,929  $      777,594
                                              ==============  ==============

                      CENTRAL VALLEY COMMUNITY BANCORP
                     CONSOLIDATED STATEMENTS OF INCOME
                                (Unaudited)

                                                      For the Six Months
                                                        Ended June 30,
                                                   ------------------------
(In thousands, except share and per share amounts)     2011         2010
---------------------------------------------------------------------------
INTEREST INCOME:
  Interest and fees on loans                       $    13,022  $    13,665
  Interest on deposits in other banks                       95           40
  Interest on Federal funds sold                             1            1
  Interest and dividends on investment securities:
    Taxable                                              2,228        3,017
    Exempt from Federal income taxes                     1,630        1,516
                                                   -----------  -----------
      Total interest income                             16,976       18,239
                                                   -----------  -----------
INTEREST EXPENSE:
  Interest on deposits                                   1,429        2,036
  Interest on junior subordinated deferrable
   interest debentures                                      49           48
  Other                                                    106          239
                                                   -----------  -----------
    Total interest expense                               1,584        2,323
                                                   -----------  -----------
    Net interest income before provision for
     credit losses                                      15,392       15,916
PROVISION FOR CREDIT LOSSES                                350        1,600
                                                   -----------  -----------
    Net interest income after provision for credit
     losses                                             15,042       14,316
                                                   -----------  -----------
NON-INTEREST INCOME:
  Service charges                                        1,448        1,724
  Appreciation in cash surrender value of bank
   owned life insurance                                    193          195
  Loan placement fees                                      134          104
  Gain on disposal of other real estate owned              533            5
  Net realized gains on sales and calls of
   investment securities                                    26           51
  Total impairment on investment securities               (218)      (3,768)
    Decrease in fair value recognized in other
     comprehensive income                                  187        3,068
                                                   -----------  -----------
    Net impairment loss recognized in earnings             (31)        (700)
  Federal Home Loan Bank dividends                           5            4
  Other income                                           1,037          698
                                                   -----------  -----------
      Total non-interest income                          3,345        2,081
                                                   -----------  -----------
NON-INTEREST EXPENSES:
  Salaries and employee benefits                         8,076        7,584
  Occupancy and equipment                                1,870        1,914
  Regulatory assessments                                   483          606
  Data processing expense                                  562          568
  Advertising                                              366          375
  Audit and accounting fees                                225          228
  Legal fees                                               176          289
  Other real estate owned                                    2          441
  Amortization of core deposit intangibles                 207          207
  Other expense                                          2,253        2,134
                                                   -----------  -----------
      Total non-interest expenses                       14,220       14,346
                                                   -----------  -----------
      Income before provision for income taxes           4,167        2,051
PROVISION FOR INCOME TAXES                                 806          255
                                                   -----------  -----------
      Net income                                   $     3,361  $     1,796
                                                   ===========  ===========

Net income                                         $     3,361  $     1,796
Preferred stock dividends and accretion                    198          198
                                                   -----------  -----------
      Net income available to common shareholders  $     3,163  $     1,598
                                                   ===========  ===========
Net income per common share:
  Basic earnings per common share                  $      0.33  $      0.18
                                                   ===========  ===========
  Weighted average common shares used in basic
   computation                                       9,495,890    9,051,168
                                                   ===========  ===========
  Diluted earnings per common share                $      0.33  $      0.17
                                                   ===========  ===========
  Weighted average common shares used in diluted
   computation                                       9,522,664    9,148,724
                                                   ===========  ===========

                      CENTRAL VALLEY COMMUNITY BANCORP
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                 (Unaudited)

For the three        Jun. 30,   Mar. 31,   Dec. 31,    Sep. 30,    Jun. 30,
 months ended          2011       2011       2010        2010        2010
----------------------------------------------------------------------------
(In thousands,
 except share and
 per share amounts)
Net interest income $    7,794 $    7,598 $    7,641  $    8,173  $    7,930
Provision for
 credit losses             250        100        900       1,300       1,000
                    ---------- ---------- ----------  ----------  ----------
  Net interest
   income after
   provision for
   credit losses         7,544      7,498      6,741       6,873       6,930
Total non-interest
 income                  1,597      1,748        347       1,293         747
Total non-interest
 expense                 7,067      7,153      6,986       7,409       7,142
Provision for
 (benefit from)
 income taxes              301        505       (517)       (107)         31
                    ---------- ---------- ----------  ----------  ----------
Net income          $    1,773 $    1,588 $      619  $      864  $      504
                    ========== ========== ==========  ==========  ==========
Net income
 available to
 common
 shareholders       $    1,674 $    1,489 $      520  $      766  $      405
                    ========== ========== ==========  ==========  ==========
Basic earnings per
 common share       $     0.18 $     0.16 $     0.06  $     0.08  $     0.04
                    ========== ========== ==========  ==========  ==========
  Weighted average
   common shares
   used in basic
   computation       9,516,110  9,475,444  9,368,016   9,363,908   9,131,753
                    ========== ========== ==========  ==========  ==========
  Diluted earnings
   per common share $     0.18 $     0.16 $     0.06  $     0.08  $     0.04
                    ========== ========== ==========  ==========  ==========
  Weighted average
   common shares
   used in diluted
   computation       9,540,615  9,503,313  9,429,226   9,432,301   9,210,838
                    ========== ========== ==========  ==========  ==========

                      CENTRAL VALLEY COMMUNITY BANCORP
                              SELECTED RATIOS
                                (Unaudited)

As of and for the      Jun. 30,   Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,
 three months ended      2011       2011       2010       2010       2010
---------------------------------------------------------------------------
(Dollars in
 thousands, except
 per share amounts)
Allowance for credit
 losses to total
 loans                     2.53%      2.61%      2.55%      2.42%      2.45%
Nonperforming assets
 to total assets           1.89%      2.07%      2.57%      2.89%      2.45%
Total nonperforming
 assets               $  14,959  $  15,846  $  19,984  $  22,119  $  18,496
Net loan charge offs  $     235  $      95  $     992  $   1,662  $     127
Net charge offs to
 average loans
 (annualized)              0.22%      0.09%      0.89%      1.43%      0.11%
Book value per share  $   10.15  $    9.76  $    9.66  $    9.78  $    9.46
Tangible book value
 per share            $    7.58  $    7.16  $    7.02  $    7.13  $    6.80
Tangible common
 equity               $  72,389  $  67,748  $  65,753  $  66,763  $  63,628
Interest and
 dividends on
 investment
 securities exempt
 from Federal income
 taxes                $     830  $     800  $     762  $     761  $     759
Net interest margin
 (calculated on a
 fully tax equivalent
 basis) (1)                4.71%      4.67%      4.67%      5.10%      5.06%
Return on average
 assets (2)                0.91%      0.82%      0.32%      0.46%      0.27%
Return on average
 equity (2)                6.92%      6.41%      2.53%      3.53%      2.11%
Tier 1 leverage -
 Bancorp                  10.22%      9.87%      9.48%     10.07%      9.94%
Tier 1 leverage -
 Bank                     10.04%      9.67%      9.32%      9.93%      9.80%
Tier 1 risk-based
 capital - Bancorp        15.26%     14.81%     14.16%     13.75%     12.96%
Tier 1 risk-based
 capital - Bank           14.99%     14.51%     13.92%     13.55%     12.77%
Total risk-based
 capital - Bancorp        16.54%     16.08%     15.42%     15.03%     14.24%
Total risk based
 capital - Bank           16.26%     15.78%     15.19%     14.82%     14.05%

(1) Net Interest Margin is computed by dividing annualized quarterly net interest income by quarterly average interest-bearing assets.
(2) Computed by annualizing quarterly net income.

                      CENTRAL VALLEY COMMUNITY BANCORP
                         AVERAGE BALANCES AND RATES
                                (Unaudited)

                              For the Three Months     For the Six Months
AVERAGE AMOUNTS                  Ended June 30,          Ended June 30,
                             ----------------------  ----------------------
(Dollars in thousands)          2011        2010        2011        2010
---------------------------------------------------------------------------
Federal funds sold           $      563  $      937  $      660  $      898
Interest-earning deposits in
 other banks                     70,339      24,390      73,460      30,694
Investments                     206,500     189,336     201,503     192,791
Loans (1)                       418,121     439,988     413,749     437,768
Federal Home Loan Bank stock      2,986       3,097       3,018       3,118
                             ----------  ----------  ----------  ----------
Earning assets                  698,509     657,748     692,390     665,269
Allowance for credit losses     (10,952)    (10,596)    (10,979)    (10,601)
Non-accrual loans                15,095      15,628      15,988      17,162
Other real estate owned              56       2,790         337       2,808
Other non-earning assets         77,758      75,699      77,889      75,400
                             ----------  ----------  ----------  ----------
Total assets                 $  780,466  $  741,269  $  775,625  $  750,038
                             ==========  ==========  ==========  ==========

Interest bearing deposits    $  491,074  $  476,902  $  483,795  $  482,140
Other borrowings                  9,155      19,155      11,393      20,122
                             ----------  ----------  ----------  ----------
Total interest-bearing
 liabilities                    500,229     496,057     495,188     502,262
Non-interest bearing demand
 deposits                       169,967     143,322     171,476     146,642
Non-interest bearing
 liabilities                      7,909       6,378       8,222       6,712
                             ----------  ----------  ----------  ----------
Total liabilities               678,105     645,757     674,886     655,616
                             ----------  ----------  ----------  ----------
Total equity                    102,361      95,512     100,739      94,422
                             ----------  ----------  ----------  ----------
Total liabilities and equity $  780,466  $  741,269  $  775,625  $  750,038
                             ==========  ==========  ==========  ==========

AVERAGE RATES
---------------------------------------------------------------------------
Federal funds sold                 0.25%       0.25%       0.30%       0.22%
Interest-earning deposits in
 other banks                       0.26%       0.25%       0.26%       0.25%
Investments                        3.51%       4.69%       4.66%       5.47%
Loans                              6.29%       6.31%       6.35%       6.31%
Earning assets                     5.15%       5.74%       5.15%       5.72%
Interest bearing deposits          0.58%       0.83%       0.60%       0.85%
Other borrowings                   2.63%       2.89%       2.74%       2.88%
Total interest-bearing
 liabilities                       0.62%       0.91%       0.65%       0.93%
Net interest margin
 (calculated on a fully tax
 equivalent basis)                 4.71%       5.06%       4.69%       5.02%

(1) Average loans do not include non-accrual loans.

Contact:
Debbie Nalchajian-Cohen
559-222-1322